                                                                    EXHIBIT 10.2


                SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND CONSENT (this "Second Amendment") is entered into as of April __, 2002 by and among DEAN FOODS COMPANY (formerly known as Suiza Foods Corporation), a Delaware corporation (the "Borrower"), those certain subsidiaries of the Borrower party to the Credit Agreement defined below (the "Guarantors"), WACHOVIA BANK, NATIONAL ASSOCIATION (successor to First Union National Bank), as Administrative Agent (the "Administrative Agent") for the lenders party to the Credit Agreement defined below (the "Lenders"), BANK ONE, NA, as Syndication Agent for the Lenders (the "Syndication Agent"), FLEET NATIONAL BANK, HARRIS TRUST AND SAVINGS BANK and SUNTRUST BANK, as Co-Documentation Agents (the "Documentation Agents"), the Required Lenders, and the Tranche B Term Loan Lenders.

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Syndication Agent, the Documentation Agents and the Lenders are parties to that certain Credit Agreement dated as of July 31, 2001 (as amended, prior to the date hereof, the "Credit Agreement"), which provides for the making of revolving loans, term loans and other financial accommodations to the Borrower;

         WHEREAS, the Credit Parties have requested that (i) the Required Lenders and the Lenders providing Tranche B Term Loans agree to a modification to the Credit Agreement to change the pricing of the Tranche B Term Loan, (ii) the Required Lenders agree to amend the definition of "Equity Issuance" to exclude the issuance of Capital Stock to directors, officers, employees, former employees and their personal representatives, heirs and beneficiaries pursuant to the exercise of options and (iii) the Required Lenders consent to the acquisition by the Borrower of all or substantially all of the outstanding Capital Stock of White Wave, Inc. (the "White Wave Acquisition"), and, in connection therewith, agree that the White Wave Acquisition is a Permitted Acquisition under the Credit Agreement; and

         WHEREAS, the Required Lenders and the Lenders providing Tranche B Term Loans, as applicable, have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth in this Second Amendment and the Required Lenders have agreed to consent to the White Wave Acquisition subject to the terms and conditions set forth herein.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. DEFINITIONS. Except as otherwise defined in this Second Amendment, terms defined in the Credit Agreement are used herein as defined therein.

         SECTION 2. AMENDMENT TO THE DEFINITION OF APPLICABLE PERCENTAGE IN THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Required Lenders and the Lenders providing Tranche B Term Loans hereby agree that Section 1.1 of the Credit Agreement shall be amended effective as of the date hereof by deleting the definition of the term "Applicable Percentage" set forth therein in its entirety and replacing it with the following:

                  "Applicable Percentage" shall mean, for any day, the rate per annum set forth below opposite the applicable level (the "Level") then in effect, it being understood that the Applicable Percentage for (i) Revolving Loans and Tranche A Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Revolving Loans and Tranche A Term Loans", (ii) Revolving Loans and Tranche A Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving Loans, Tranche A Term Loans and the Letter of Credit Fee", (iii) Tranche B Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Tranche B Term Loan," (iv) Tranche B Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Tranche B Term Loans", (v) the Letter of Credit Fee shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving Loans, Tranche A Term Loans and Letter of Credit Fee" and (vi) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":


                                                             LIBOR Rate
                                           Alternate         Margin for
                                           Base Rate      Revolving Loans,    Alternate
                                           Margin for        Tranche A        Base Rate       LIBOR Rate
                                        Revolving Loans      Term Loans      Margin for      Margin for
                     Leverage            and Tranche A     and Letter of      Tranche B       Tranche B
     Level            Ratio                Term Loans        Credit Fee       Term Loans      Term Loans     Commitment Fee
---------------- ---------------------- ----------------- ----------------- --------------- --------------- -----------------
       I          > or = to 4.00 to 1.0        1.50%             2.75%            1.50%           2.75%            0.50%

      II             < 4.00 to 1.0             1.25%             2.50%            1.25%           2.50%            0.50%
                          but
                  > or = to 3.50 to 1.0

      III            < 3.50 to 1.0             1.00%             2.25%            1.00%           2.25%            0.50%
                          but
                  > or = to 3.00 to 1.0

      IV             < 3.00 to 1.0             0.75%             2.00%            1.00%           2.25%            0.50%
                          but
                  > or = to 2.50 to 1.0

       V             < 2.50 to 1.0             0.50%             1.75%             .75%           2.00%            0.375%
                          but
                  > or = to 2.00 to 1.0

      VI             < 2.00 to 1.0             0.25%             1.50%             .75%           2.00%            0.375%

         The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date (each an "Interest Determination Date") three (3) Business Days after the earlier of the date on which the Borrower provides or is required to provide to the Administrative Agent the annual or quarterly financial information and certifications in accordance with the provisions of Sections 5.1(a), 5.1(b) and 5.2(c). Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date. The initial Applicable Percentages on the Funding Date shall be based on Level II (or Level I, if applicable) until June 21, 2002. After the Funding Date, if the Borrower shall fail to provide the annual or quarterly financial information and certifications in accordance with the provisions of Sections 5.1(a), 5.1(b) and 5.2(c), the Applicable Percentage from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Administrative Agent and the Lenders, be based on Level I until such time as the date which is three (3) Business Days after the date such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio.

         SECTION 3. AMENDMENT TO THE DEFINITION OF EQUITY ISSUANCE IN THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in
Section 6 hereof, the Required Lenders hereby agree that Section 1.1 of the Credit Agreement shall be amended effective as of January 1, 2002, by deleting the definition of the term "Equity Issuance" set forth therein in its entirety and replacing it with the following:

                  "Equity Issuance" shall mean any issuance by the Borrower or any of its Restricted Subsidiaries to any Person which is not a Credit Party of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options (excluding for purposes hereof the issuance of Capital Stock pursuant to the exercise of stock options held by directors, officers or other employees or former employees of the Credit Parties or personal representatives or heirs or beneficiaries of any of them) or warrants or (C) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity.

         SECTION 4. CONSENT. The Required Lenders hereby (a) consent to the White Wave Acquisition provided that such acquisition shall not exceed $220,000,000 in the aggregate in total cash consideration and (b) agree that the White Wave Acquisition constitutes a Permitted Acquisition under the Credit Agreement.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. Each of the Credit Parties represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment.

                  (b) This Second Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Second Amendment.

                  (d) After giving effect to this Second Amendment, the representations and warranties set forth in Article III of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all respects as of the date hereof (except for those which expressly relate to an earlier date).

         SECTION 6. CONDITION PRECEDENT. The amendments to the Credit Agreement set forth in Section 2 shall become effective on the date hereof upon receipt by the Administrative Agent of executed counterparts to this Second Amendment from the Borrower, the Guarantors, the Required Lenders and each Lender providing Tranche B Term Loans.

         SECTION 7. ACKNOWLEDGEMENT OF GUARANTORS. The Guarantors acknowledge and consent to all of the terms of this Second Amendment and agree that this Second Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement.

         SECTION 8. MISCELLANEOUS. Except as expressly provided herein, the Credit Agreement shall remain unmodified and in full force and effect. References in the Credit Agreement (including references to such Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein", and "hereof") and in any Credit Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Second Amendment by signing any such counterpart. This Second Amendment shall be governed by, and construed in accordance with, the law of the State of North Carolina.

         IN WITNESS WHEREOF, each of the parties hereto have caused this Second Amendment to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.


BORROWER:                    DEAN FOODS COMPANY,
                             a Delaware corporation


                             By:
                                ------------------------------------------------
                             Name:
                                  ----------------------------------------------
                             Title:
                                   ---------------------------------------------


GUARANTORS:
                             --------------------------------------------------

                             --------------------------------------------------

                             --------------------------------------------------




                             --------------------------------------------------

                             --------------------------------------------------

                             --------------------------------------------------

AGENTS AND LENDERS:          WACHOVIA BANK, NATIONAL ASSOCIATION, in its
                             capacity as Administrative Agent and individually in its capacity as a Lender


                             By:
                                -----------------------------------------
                             Name:
                             Title:



                           [signature pages continue]

LENDERS:
                             --------------------------------------------------
                             [Lender]


                             By:
                                -----------------------------------------
                             Name:
                             Title: